Filed under Rule 497(k)

Registration No. 333-53589

VALIC COMPANY II

Supplement to the Summary Prospectus dated January 1, 2014

Socially Responsible Fund

(the “Fund”)

Effective immediately, in the Fund’s Fund Summary, under Fees and Expenses of the Fund, the second sentence of the first footnote to the table is hereby deleted and replaced with the following:

For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses, as determined under generally accepted accounting principles, such as litigation, or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of the Fund’s business.

Please retain this supplement for future reference.

Date: May 12, 2014